UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2006

SIMCLAR, INC.
(Exact name of registrant as specified in its charter)

Florida	001-13924	59-1709103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2230 West 77th Street, Hialeah, Florida	33016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (305) 556-9210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On November 30, 2006, Simclar, Inc. (“Company”) and its independent registered public accounting firm, Battelle & Battelle, LLP (“Battelle”) terminated their relationship by mutual agreement, which decision was approved by the Audit Committee of the Board of Directors of the Company. On the same date, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. The Company’s engagement of Grant was made in conjunction with the decision by the Company’s parent corporation, Simclar Group Limited (“Simclar Group”), to engage Grant as the audit firm for Simclar Group and all of its worldwide subsidiaries.

Battelle’s reports on the Company’s consolidated financial statements for the years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were either qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2004 and December 31, 2005, and through the date hereof, there were no disagreements with Battelle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Battelle’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for such periods. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that as previously reported in the Company’s Report on Form 10-K/A for the year ended December 31, 2005, its Report on Form 10-Q/A for the quarter ended March 31, 2006, its Report on Form 10-Q for the quarter ended June 30, 2006, and its Report on Form 10-Q for the quarter ended September 30, 2006, Battelle advised the Company of a material weakness in its control over financial reporting. This material weakness led to misstatements in the Company’s financial statements for the year ended December 31, 2005 and for the quarter ended March 31, 2006, which have subsequently been restated to correct the misstatements. Although the Company has undertaken remediation efforts, as reported in its Report on Form 10-Q for the quarter ended September 30, 2006, the material weakness in its internal controls continued to exist at September 30, 2006.

The Company has provided Battelle with a copy of the foregoing disclosures. A letter from Battelle addressed to the Securities and Exchange Commission in response to the disclosures set forth herein is included as Exhibit 16.1 to this Current Report on Form 8-K.
During the years ended December 31, 2005 and December 31, 2004 and through the date hereof, the Company did not consult Grant with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in Items 304(a)(2)(i) and (a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following are being furnished as Exhibits to this report:

Exhibit
Number      Exhibit Description

16.1	Letter from Battelle to the United States Securities and Exchange Commission, dated November 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simclar, Inc.

Date: November 30, 2006	By:	/s/ Barry J. Pardon

Barry J. Pardon, President